UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2023

LOTTERY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38508	81-1996183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20808 State Hwy 71 W, Unit B, Spicewood, TX	78669
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-592-2451

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on August 24, 2022, the Listing Qualifications department of The Nasdaq Stock Market LLC (the “Staff”) notified Lottery.com, Inc. (the “Company”, “we” and “us”) that the bid price of its common stock had closed at less than $1 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5550(a)(2) (the “Rule”). In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until February 20, 2023, to regain compliance with the Rule.

On February 23, 2023, the Company received a determination letter from the Staff advising the Company that the Staff had determined that the Company had not regained compliance with the Rule and that the Company was not eligible for a second 180 day period as the Company has not filed its periodic reports with the Securities and Exchange Commission (the “SEC”) and Nasdaq, for the quarters ended June 30, 2022 and September 30, 2022, and it no longer complies with Nasdaq’s Listing Rules for continued listing. Nasdaq also confirmed to the Company in its February 23, 2023 letter that the failure to timely file those periodic reports each serve as separate and an individual basis for delisting.

If the Company does not request an appeal of this determination by no later than 4:00 p.m. Eastern Time on March 2, 2023, then, the Company’s common stock and warrants will be delisted from the Nasdaq Global Market and trading of the Company’s securities will be suspended at the opening of business on March 6, 2023, and a Form 25-NSE will be filed with the SEC which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company currently intends to appeal Nasdaq’s determination to a hearings panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. A request for a hearing regarding a delinquent filing will stay the suspension of the Company’s securities only for a period of 15 days from the date of the request, provided that when the Company requests a hearing, it may also request a stay of the suspension, pending the hearing, and the Company intends to request a stay of the suspension. A Panel will review the request for an extended stay and notify the Company of its conclusion as soon as it is practicable but in any event no later than 15 calendar days following the deadline to request the hearing. In deciding whether to grant an extended stay, a Panel will consider the Company’s specific circumstances, including the likelihood that the filing(s) can be made within any exception period that could subsequently be granted, the Company’s past compliance history, the reasons for the late filing, corporate events that may occur within the exception period, the Company’s general financial status, and the Company’s disclosures to the market.

At the Panel hearing, the Company intends to present a plan to regain compliance with the Rule and to file the Company’s deficient quarterly reports for the quarters ended June 30, 2022 and September 30, 2022. In this regard, the Company is continuing to work to become compliant as quickly as possible and has made progress in completing its amended 2021 Annual Report on Form 10-K for filing with the SEC. Additionally, under its new management, the Company continues to work to improve its disclosure and reporting controls, and plans to overhaul its systems of internal control and invest in legal, accounting, and financial resources.

There can be no assurance that the Company’s plan will be accepted by the Panel or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements, or that a Panel will stay the suspension of the Company’s securities. If the Company’s securities are delisted from Nasdaq, it could be more difficult to buy or sell the Company’s common stock and warrants or to obtain accurate quotations, and the price of the Company’s common stock and warrants could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under outstanding agreements or securities of the Company.

Item 7.01. Regulation FD Disclosure.

On March 1, 2023, the Company issued a press release disclosing the matters discussed in Item 3.01, above, a copy of which is attached as Exhibit 99.1, and is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 of this Current Report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated March 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the minimum bid price requirement and to file deficient periodic reports, the Company’s ability to timely file future periodic reports, file amended periodic reports restating prior financial statements as previously disclosed, the Company’s intention to appeal the Staff’s determination, the Company’s expectation that a request for a Panel hearing would stay delisting of its securities pending the conclusion of the hearing process, the timing of any hearing before the Panel, whether the Company will require an oral or written hearing, the outcome of the Panel’s review of any Company appeal of the Staff’s determination and any plan to regain compliance, and any courses of action to regain compliance with the Nasdaq Capital Market’s continued listing requirements. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company will meet Nasdaq’s listing standards during any compliance period or otherwise in the future, that Nasdaq will grant the Company any relief from delisting as necessary, including any stays of suspension, or whether the Company can ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in the Company’s filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LOTTERY.COM, INC.

Date: March 1, 2023	By:	/s/ Mark Gustavson
Mark Gustavson
Chief Executive Officer